Advance to Suppliers - Schedule of Advance to Suppliers (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Advance to Suppliers [Abstract]
Advance to suppliers	¥ 17,789	$ 2,437	¥ 19,288
Less: Allowance for expected credit losses	(8,323)	(1,140)	(8,472)	$ (1,161)	¥ (8,366)
Advance to suppliers, net	¥ 9,466	$ 1,297	¥ 10,816